UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 15, 2015

Electro Rent Corporation
(Exact Name of Registrant as Specified in Charter)

California	0-9061	95-2412961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Sepulveda Boulevard, Van Nuys, CA	91411-2501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 787-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 15, 2015, Electro Rent Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at the Company’s offices located at 6060 Sepulveda Boulevard, Van Nuys, California 91411-2512. As of August 18, 2015, the record date for the Annual Meeting, there were 24,108,816 shares of our common stock outstanding. Each share of our common stock was entitled to one vote at the Annual Meeting. Shares of our common stock representing 22,896,099 votes were represented at the Annual Meeting in person or by proxy, constituting a quorum for the Annual Meeting. The proposals presented at the Annual Meeting (which are described in the Company’s proxy statement which the Company filed with the Securities and Exchange Commission on September 16, 2015) and voting results for the proposals are set forth below:
Proposal 1 – Election of Directors
By the votes reflected below, our shareholders elected the following individuals to serve as directors until the 2016 Annual Meeting of Shareholders and until his or her respective successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nancy Y. Bekavac	19,852,125	427,948	2,616,026
Karen J. Curtin	20,136,525	143,548	2,616,026
Theodore E. Guth	19,950,110	329,963	2,616,026
Daniel Greenberg	20,133,913	146,160	2,616,026
Joseph J. Kearns	19,952,722	327,351	2,616,026
James S. Pignatelli	20,131,800	148,273	2,616,026
Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm
By the votes reflected below, our shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,816,352	42,547	37,200	—
Proposal 3 – Advisory (Non-Binding) Resolution Regarding Executive Compensation (Say-On-Pay)
By the votes reflected below, our shareholders approved an advisory, non-binding resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on September 16, 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,896,401	203,672	180,000	2,616,026
Proposal 4 – Approval of the Amendment and Restatement of the 2005 Equity Incentive Plan and the Material Terms of the Performance Goals under the 2005 Equity Incentive Plan
By the votes reflected below, our shareholders approved the amendment and restatement of the 2005 Equity Incentive Plan ( the "Plan") and the material terms of the performance goals under the Plan as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on September 16, 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,974,837	241,895	63,341	2,616,026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro Rent Corporation

Date: October 16, 2015	By:	/s/ Allen Sciarillo
Allen Sciarillo
Vice President of Finance and Acting Chief Financial Officer